SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ------------

      Date of Report (Date of earliest event reported): October 15, 2003

                               C. R. BARD, INC.
              (Exact Name of Registrant as Specified in Charter)

         New Jersey                       001-6926             22-1454160
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
Incorporation or Organization)                              Identification No.)

      730 Central Avenue
    Murray Hill, New Jersey                                        07974
 (Address of Principal Executive                                 (Zip Code)
           Office)

                                (908) 277-8000
             (Registrant's Telephone Number, Including Area Code)

ITEM 12.          Results of Operations and Financial Condition.

The following information, including the attached exhibit, is being furnished pursuant to Item 12.

On October 15, 2003, C. R. Bard, Inc. announced in a webcast supplemental disclosures related to the company's earnings and other financial results for its third quarter ended September 30, 2003. Information reflecting the substance of the supplemental disclosures is attached as Exhibit 99. These supplemental disclosures should be read in conjunction with the company's Form 8-K furnished to the SEC on October 15, 2003, including as an exhibit the company's press release announcing its earnings and other financial results for its third quarter ended September 30, 2003.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    C. R. BARD, INC.


                                    By:     /s/ Todd C. Schermerhorn
                                            _____________________________
                                    Name:   Todd C. Schermerhorn
                                    Title:  Senior Vice President and
                                            Chief Financial Officer
October 15, 2003